Supplement dated November 22, 2013
to the Statement of Additional Information
for Principal Funds, Inc.
dated March 1, 2013

(as supplemented on March 15, 2013, April 2, 2013, April 17, 2103, May 9, 2013, June 14, 2013,
September 13, 2013, September 20, 2013, November 4, 2013, and November 19, 2013)
This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.
PORTFOLIO MANAGER DISCLOSURE
Sub-Advisor: Principal Real Estate Investors, LLC
On page 218, in the Other Accounts Managed table, delete the information regarding Matt Richmond and add the following:
Other Accounts Managed

	Total Number of Accounts	Total Assets in the Accounts	Number of Accounts that base the Advisory Fee on Performance	Total Assets of the Accounts that base the Advisory Fee on Performance
Keith Bokota: Real Estate Securities Fund *
Registered investment companies	1	$133.5 million	0	$0
Other pooled investment vehicles	1	$15.0 million	0	$0
Other accounts	11	$304.0 million	0	$0
* Information as of 09/30/2013
On page 219, in the Ownership of Securities table, delete the information regarding Matt Richmond and add the following:

Portfolio Manager	PFI Funds Managed by Portfolio Manager (list each fund on its own line)	Dollar Range of Securities Owned by the Portfolio Manager
Keith Bokota *	Real Estate Securities Fund	None
* Information as of 09/30/2013